New York Financial Community NJR Chat NJR Energy Services June 25, 2014 Exhibit 99.1

Regarding Forward-Looking Statements
1
Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as
“anticipates,” “estimates,” “expects,” “projects,” “may,” "will," “intends,” “expects,” "believes," or “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and/or beliefs as of this date or a prior date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements including, but not limited to, certain statements regarding NJR's NFE for fiscal 2014, forecasted contribution of business segments to fiscal 2014 NFE and to NFE beyond fiscal 2014,  NJR’s long-term NFE per share growth rate goal, and earnings guidance,
NJR’s future dividend growth rate and payout ratio, long-term benefits of increased NFE, future NJNG capital expenditures, NJNG incremental utility gross margin, NJRES’
estimated margin for fiscal 2014, and NJR’s long-term NFE per share growth rate include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants.
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply Service incentive programs, NJRES' operations and on the Company's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets on our access to capital; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company's joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an on-shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), and production tax credits (PTC), the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; regulatory approval of NJNG’s planned infrastructure programs; the level and rate at which NJNG's costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas;
risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of the NJNG Conservation Incentive Program (CIP); the costs of compliance with present and future environmental laws, including potential climate change-related legislation;
risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin and restoration costs. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed on November 26, 2013, as filed with the Securities and Exchange Commission (SEC) which is available on the SEC’s website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial
Measures

This presentation includes the non-GAAP measures net financial earnings (NFE), financial margin and utility gross margin. As an indicator of the
Company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share.
Net financial earnings (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the Company’s operations that move in relation to each other.
Management uses NFE, financial margin and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see NJR’s most recent Form 10-K, Item 7 and most recent Form 10-Q, Item 2. This information has been provided pursuant to the requirements of SEC Regulation G.

Current Long-Term NFEPS Guidance

New
projected
growth rate
Prior
projected
growth rate
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
2009A 2010A 2011A 2012A 2013A 2014E 2015E 2016E 2017E
$2.40
$2.46
$2.58
$2.71
$2.73
$3.90 -$4.10
$3.28-$3.71
Previous New
NJR expects an average long-term growth rate of 5 to 9 percent annually

Fiscal 2015-2017 Earnings Guidance

NJR expects regulated businesses to contribute
65-80 percent of total NFE
New Jersey Natural Gas NJR Clean Energy Ventures
NJR Energy Services
NJR Midstream NJR Home Services
35-40%
5-15%
45-50%
3-10%
2-5%
Most Recent
Fiscal 2014
Guidance
Fiscal 2015
through
Fiscal 2017
60-70%
10-20%
5-15%
5-10%
2-5%

Capital of Over $1 Billion Drives Long-Term
Growth

Over 50 percent of capital expenditures are earning an immediate return
*As proposed
($mm) 2013A 2014E 2015E 2016E 2017E Total
Customer Growth $79.4 $24.5 $24.7 $25.6 $25.5 $25.5 $205.2 Yes
Maintenance/Other 177.4 42.5 64.2 55.7 48.1 40.6 $428.5
AIP/SAFE 136.7 45.3 31.6 33.7 39.1 - 286.4 Yes
Superstorm Sandy - 26.1 5.3 5.2 - - 36.6
NGV Advantage - 1.0 9.0 - - - 10.0 Yes
NJ RISE - - 4.6 13.0 12.0 12.0 41.6 Yes*
Liquefaction/LNG - - 16.0 16.3 3.4 - 35.7
Southern Reliability - - 2.3 12.3 80.6 34.8 130.0
SAVEGREEN 36.5 24.0 42.5 42.5 - - 145.5 Yes
Total $430.0 $163.4 $200.2 $204.3 $208.7 $112.9 $1,319.5
2009-
2012
Actual
Immediate
Return
NJNG Capital Investment Estimates

Diversified and Growing Utility Gross Margin
NJR expects incremental utility gross margin to more than double by Fiscal 2017

$0.0
$5.0
$10.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
FY13A FY14E FY15E FY16E FY17E
Customer Growth SAVEGREEN NGV BGSS Incentives
$20.3
$29.3
$36.0
$41.3
$15.6
$15.0

NJRES:  What We Do
Manage physical natural gas assets
Storage
Transportation
Supply Contracts
Services include:
Transport natural gas to customers
Storage gas used to serve customers when demand is high
Manage other companies’ assets
Producer Services
Fee-based service
Revenue dependent on volume sales, not volatility
Customer relationships
Utilities, power generators, storage operators, pipelines and industrial customers across North America including Marcellus Shale

NJRES:  Our Track Record
In business since 1995; consistently profitable*
Average tenure of employees is 10+ years
Specializes in managing physical natural gas assets
* On an annual NFE basis
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 FYTD 14
Margin NFE

NJRES: Our Asset Base
Firm Storage
Firm Transportation
Producer Service Area
Typical annual portfolio:
Storage capacity – Approximately 40 Bcf in the United States and Canada
Pipeline transportation capacity – Approximately 1.5 Bcf/day

NJRES: How has the Business Changed?

Our business has evolved with new products and services
Volumes Sold
Pipeline Asset
Management
(TGPL Block sale)
First LDC
Outsourcing Deal
(NIMO)
Marcellus
Producer
Services
Service
Contract with
Electric Utility
Storage
Management
(Stagecoach)
Barnett
Producer
Services
Geographic
Expansion
(Westbook)
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
2.00
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 FTYD
2014

NJRES: How Do We Make Money?
Our portfolio consists of two types of physical assets
Storage capacity - 40 Bcf in the US and Canada
Transportation capacity – 1.5 Bcf/day
We optimize transportation and storage capacity
Pipeline transportation allows for natural gas to be purchased in one location and sold in another; leased for various periods of time
Pipeline transportation provides opportunity to capture locational spreads
Storage transactions allow for the injection of gas which is hedged for future sale
Storage capacity is leased for various periods and provides opportunity to realize time spreads
Depending on volatility and market conditions, storage and transportation hedges can be re-positioned to capture incremental value at any time until physical delivery

NJRES: How Do We Make Money? (cont’d)
We manage other companies’ assets
Sharing or fee based
We are focused on long-option strategy and disciplined risk
management
Limits downside
Transactions have upside potential
Profits tend to be higher in the first two fiscal quarters
As assets are added to portfolio, demand charges are incurred
Expenses can outpace revenue for a month or quarter
Recovery of annual demand fees often occurs over three to six month periods

NJRES:  How We Manage Risk?
Hedge price risk of gas in storage
Disciplined risk management guidelines
Limited open positions
Strict internal controls and credit procedures
Daily compliance monitoring by financial department
IT systems customized to manage physical natural gas assets
Long option strategy
Commodity pricing is hedged
Creates upside when market conditions are volatile

NJRES: How Do We Maintain a Hedged
Position with Upside Potential?

No Market Volatility Market Volatility
January 2013
July 2014 January 2013
July 2014
NJRES buys 10,000 dth
@ $4.00 and injects
into storage
NJRES sells 10,000 dth
@ $4.50 to meet
physical sale
NJRES buys 10,000
dth @ $4.00 and
injects into storage
NJRES sells 10,000
dth (from storage)
into spot market @
$30/dth and makes
a physical sale
NJRES sells 1 Futures
contract (10,000 dth)
for July 2014 @ $4.50
Futures contract
expires
NJRES sells 1 Futures
contract (10,000 dth)
for July 2014 @ $4.50
NJRES buys 1
Futures contract
(10,000 dth), July
2014 @ $4.70
NJRES earns $.50 on
physical sale and
delivery to customer
NJRES earns $25.80,
composed of $26
gain on sale, less
$.20 loss on futures
expiration
P
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S
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A
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F
I
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A
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R
E
S
U
L
T

NJRES:  What Happened This Winter?
Weather is always the unknown variable
Increased supply created growing physical natural gas market
Created need for physical natural gas services
Market players thinned by:
Regulation - e.g. Dodd-Frank eliminated financial players
Low volatility and illiquidity – reduced number of market makers
NJRES remained committed to this business
Increased the geographic size of our book of assets
Added producer services to contribute nonvolatile income
As a result:
Asset prices were cheap
NJRES was able to assemble and retain a greater number of long options heading into last winter
Executing this strategy created the opportunity for the considerable upside experienced in Q2 Fiscal 2014

NJRES: Things to Watch – Causes of Summer
Volatility
Weather is always the unknown variable
Sector demands
Electric generation, industrials, storage refill
Gas storage levels
Historically low end-of-season levels; ~1 Tcf below average
Refill challenges
Lower Canadian imports
Higher exports to Mexico
Cross-commodity pricing
Oil
Coal
Renewables
Natural gas production changes
Shifts in production basins
Daily production of 67-68 Bcf
Natural gas rig count near historical low
New carbon rules